Exhibit 10.1

Additional Borrower Addendum to Master Loan Agreement

Additional Borrower:
BOB HOWARD AUTOMOTIVE-EAST, INC.
BOB HOWARD CHEVROLET, INC.
GPI FL-G, LLC
GPI GA-CGM, LLC
GPI MA-GM, INC.
GPI NY-GMII, LLC
GPI TX-EPGM, INC.
GPI TX-HGMII, INC.
GPI TX-HGMIV, INC.
HOWARD-GM, INC.
LUBBOCK MOTORS-GM, INC.
MAXWELL-GMII, INC.

		Lender:	GM Financial Commercial Lending Services 220 East Las Colinas Boulevard, Suite 500 Irving, TX 75039
Existing Borrower(s):	GPI TX-G, Inc. GPI TX-GII, Inc. GPI TX-GIII, Inc.	Date:	March 25, 2024
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This Additional Borrower Addendum to Master Loan Agreement (“Addendum”) is made and entered into effective as of the above date. Additional Borrower agrees as follows:
1.Additional Borrower hereby agrees to be fully bound and obligated as an original obligor under, and shall constitute a “Borrower” for all purposes of, that certain Master Loan Agreement dated December 8, 2023, as amended (the “Agreement”) and all Related Documents by and between the Borrower(s) named therein (and all other Additional Borrowers thereunder) and Lender.
2.Additional Borrower acknowledges, agrees and represents that Lender has made no representations to Additional Borrower which induced Additional Borrower to execute this Addendum, and Additional Borrower has not relied on any information obtained from Lender in making Additional Borrower’s decision to execute this Addendum. Additional Borrower further represents and agrees that Lender has no obligation to make any representations or provide any information to Additional Borrower with regard to Borrower, and that Additional Borrower has performed its own due diligence with regard to Borrower, and has executed this Addendum because it is in the best interest of Borrower and Additional Borrower for Additional Borrower to do so, and that the execution of this Addendum, in fact, benefits Additional Borrower.
3.All terms not otherwise defined in this Addendum have the meanings provided in the Agreement. In this Addendum, singular words include the plural, and plural words include the singular.
4.This Addendum supplements and forms a part of the Agreement, and Additional Borrower’s signature to this Addendum shall fully evidence Additional Borrower’s agreement and consent to be bound and obligated under the Agreement and all Related Documents.

ADDITIONAL BORROWER CERTIFIES THAT: (1) IT HAS AGREED TO BE SUBJECT TO THE AGREEMENT AND EACH RELATED DOCUMENT AS ITS OWN FREE ACT AND DEED, WITHOUT DURESS OR COERCION; (2) IT HAS CONSULTED WITH AN ATTORNEY, OR HAD THE OPPORTUNITY TO DO SO; (3) IT HAS CAREFULLY READ THIS ADDENDUM, THE AGREEMENT AND EACH RELATED DOCUMENT, AND AGREED TO ALL OF THEIR TERMS AS WRITTEN; (4) IT HAS KNOWINGLY CONSENTED TO ALL WAIVERS, INCLUDING BUT NOT LIMITED TO, THE WAIVER OF JURY TRIAL; AND (5) NEITHER LENDER NOR ANYONE CONNECTED WITH LENDER HAS MADE ANY STATEMENT OR PROMISE THAT MAY CONTRADICT IN ANY WAY WHAT IS WRITTEN IN THE AGREEMENT OR IN ANY RELATED DOCUMENT.

611 Additional Borrower (Rev. 7/21)    ADDITIONAL BORROWER ADDENDUM TO MASTER LOAN AGREEMENT    Page 1

Exhibit 10.1

Lender
BY (SIGNATURE) /s/ Jennifer Karr
NAME Jennifer Karr	TITLE Assistant Vice President

ADDITIONAL BORROWER BOB HOWARD AUTOMOTIVE-EAST, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION OK
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 9146 S MEMORIAL DR	CITY TULSA	STATE OK	ZIP 74133

ADDITIONAL BORROWER BOB HOWARD CHEVROLET, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION OK
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 13130 BROADWAY EXT	CITY OKLAHOMA CITY	STATE OK	ZIP 73114

ADDITIONAL BORROWER GPI FL-G, LLC
ENTITY TYPE Limited Liability Company	STATE OF ORGANIZATION FL
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 10640 CHEVROLET WAY	CITY ESTERO	STATE FL	ZIP 33928

ADDITIONAL BORROWER GPI GA-CGM, LLC
ENTITY TYPE Limited Liability Company	STATE OF ORGANIZATION NV
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 1661 WHITTLESEY RD	CITY COLUMBUS	STATE GA	ZIP 31904

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Exhibit 10.1

ADDITIONAL BORROWER GPI MA-GM, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION MA
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 1845 WASHINGTON ST	CITY HANOVER	STATE MA	ZIP 02339
ADDITIONAL BORROWER GPI NY-GMII, LLC
ENTITY TYPE Limited Liability Company	STATE OF ORGANIZATION NY
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 510 SUNRISE HWY	CITY ROCKVILLE CENTRE	STATE NY	ZIP 11570

ADDITIONAL BORROWER GPI TX-EPGM, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION DE
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 955 CROCKETT ST	CITY EL PASO	STATE TX	ZIP 79922

ADDITIONAL BORROWER GPI TX-HGMII, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION NV
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 10422 SOUTHWEST FWY	CITY HOUSTON	STATE TX	ZIP 77074

ADDITIONAL BORROWER GPI TX-HGMIV, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION NV
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 17800 NORTH FWY	CITY HOUSTON	STATE TX	ZIP 77090

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Exhibit 10.1

ADDITIONAL BORROWER HOWARD-GM, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION DE
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 13300 BROADWAY EXT	CITY OKLAHOMA CITY	STATE OK	ZIP 73114
ADDITIONAL BORROWER LUBBOCK MOTORS-GM, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION DE
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 1302 S LOOP 289	CITY LUBBOCK	STATE TX	ZIP 79412

ADDITIONAL BORROWER MAXWELL-GMII, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION DE
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 13483 W INTERSTATE 10	CITY SAN ANTONIO	STATE TX	ZIP 78249

EXISTING BORROWER GPI TX-G, Inc.
ENTITY TYPE Corporation	STATE OF ORGANIZATION TX
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 11300 FM 1960 RD W	CITY HOUSTON	STATE TX	ZIP 77065

EXISTING BORROWER GPI TX-GII, Inc.
ENTITY TYPE Corporation	STATE OF ORGANIZATION TX
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 12812 GULF FWY	CITY HOUSTON	STATE TX	ZIP 77034

EXISTING BORROWER GPI TX-GIII, Inc.

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Exhibit 10.1

ENTITY TYPE Corporation	STATE OF ORGANIZATION TX
BY (SIGNATURE) /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President
ADDRESS 200 HIGHWAY 77	CITY ROBSTOWN	STATE TX	ZIP 78380

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